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                                                                   EXHIBIT 10.57

                           REAFFIRMATION OF GUARANTY
                           -------------------------


                                                                   July 20, 1995


Shawmut Bank Connecticut, N.A.
777 Main Street
Hartford, Connecticut  06115

Re:  WRIGHT MACHINE CORPORATION (THE "BORROWER")
     -------------------------------------------

Gentlemen:

     Reference is made to the Guaranty executed by the undersigned (the "GUARANTOR") and dated February 7, 1990, as amended and restated from time to time, (the "GUARANTY") in favor of THE CONNECTICUT NATIONAL BANK, NOW KNOWN AS SHAWMUT BANK CONNECTICUT, N.A. (the "LENDER"), pursuant to which the Guarantor has guaranteed the payment and performance from or by the Borrower of the Obligations, as defined in the Guaranty, from the Borrower to the Lender.

     To induce the Lender to enter into the Third Amendatory Agreement to Revolving Loan, Term Loan and Security Agreement annexed hereto as SCHEDULE "A" (the "AGREEMENT"), the Guarantor hereby:

     4. Consents to said Agreement;

     5. Affirms and ratifies the Guaranty and confirms that, (i) it does irrevocably and unconditionally guarantee to the Lender the payment and performance from and by the Borrower of the Obligations from the Borrower to the Lender, upon the terms and conditions set forth in the Guaranty, (ii) the term Obligations includes, without limitation, the Agreement, and (iii) the Guaranty remains in full force and effect, without any offsets, defenses or counterclaims of any kind whatsoever.


Witnesses:                                 Very truly yours,

/s/ Edward J. Murphy                       MEMRY CORPORATION
-------------------------


/s/ Maryann Schwalbendorf                  By/s/ James G. Binch
-------------------------                    ----------------------------
                                             JAMES G. BINCH
                                             Its Chairman, President &
                                             Chief Executive Officer
                                             Duly Authorized
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STATE OF CONNECTICUT)
                        ) ss.:  Hartford
COUNTY OF HARTFORD      )

     On this 20th day of July, 1995, personally appeared before me JAMES G. BINCH, the Chairman, President and Chief Executive Officer of MEMRY CORPORATION, the signer of the above instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                /s/ Susan M. Doro
                                ----------------------------------

                                Commissioner of the Superior Court
                                Notary Public
                                My Commission Expires:



Accepted and Agreed to this
20th day of July, 1995

SHAWMUT BANK CONNECTICUT, N.A.


By/s/ Nancy G. Walz
  ----------------------------
  NANCY G. WALZ
  Its Assistant Vice President
  Duly Authorized